                                                                   EXHIBIT 99.12

(PRICEWATERHOUSECOOPERS LOGO)

RESIDENTIAL FUNDING
CORPORATION

COMPLIANCE WITH MINIMUM SERVICING STANDARDS
DECEMBER 31, 2004

(PRICEWATERHOUSECOOPERS LOGO)

                                                      PRICEWATERHOUSECOOPERS LLP
                                                      Suite 1400
                                                      225 South Sixth Street
                                                      Minneapolis MN 55402
                                                      Telephone (612) 596 6000
                                                      Facsimile (612) 373 7160

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Residential Funding Corporation:

We have examined management's assertion about Residential Funding Corporation's (the "Company") compliance with the minimum servicing standards identified in their role as Master Servicer as of and for the year ended December 31, 2004, included in the accompanying management assertion (see Exhibit 1). Such assertion was examined relating to those mortgage loans included in the listing of mortgage loans and series of certificates included in the attached Exhibit 2. Our testing procedures were applied only to the series of certificates serviced on or before September 30, 2004. Direct servicing functions are performed by various primary servicers and subservicers. Management is responsible for the Company's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. Loans and series of certificates subject to such procedures were selected using sampling methods, and accordingly, we make no representation that our examination procedures were performed on a specific series of loans or certificates as listed in the attached Exhibit 2. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned minimum servicing standards as of and for the year ended December 31, 2004 is fairly stated, in all material respects.

(PRICEWATERHOUSECOOPERS LLP)

February 18, 2005

GMAC RFC
                                                                       EXHIBIT 1

                  MANAGEMENT'S ASSERTION CONCERNING COMPLIANCE
                      WITH USAP MINIMUM SERVICING STANDARDS

      February 18, 2005

      As of and for the year ended December 31, 2004, Residential Funding Corporation (the "Company") has complied in all material respects with our minimum servicing standards set forth below for those loans serviced for others under master servicing arrangements. Direct servicing functions are performed by various primary servicers and subservicers.

      Our minimum standards are:

      I.    CUSTODIAL BANK ACCOUNTS

            A. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

                  1) Be mathematically accurate.

                  2) Be prepared within thirty (30) calendar days after the
                     cutoff date.

                  3) Be reviewed and approved by someone other than the person who prepared the reconciliation, and document explanation for reconciling items.

                  4) These reconciling items shall be resolved within ninety
                     (90) calendar days of their original identification.

            B. Each custodial and escrow account as maintained by the master servicer and subservicer shall be maintained in an eligible account in trust for the applicable certificateholders as prescribed by applicable pooling and servicing agreements.

            C. Funds shall be advanced by the master servicer, the primary servicer or the subservicer, as required by applicable pooling and servicing agreements in accordance with the amortization schedule of each mortgage loan, or for overdrafts in the mortgagers escrow accounts.

      II.   SUBSERVICER REMITTANCES

            A. Remittances for mortgage payments and payoffs received from primary servicers or subservicers shall be deposited into the applicable investor custodial bank account within one business day of receipt.

GMAC-RFC
8400 Normandale Lake Blvd      Minneapolis, MN 55437
952.857.7401   952.857.7176

                                                                       EXHIBIT 1

            B. Remittances from primary servicers or subservicers shall be reconciled to applicable mortgager records during the appropriate accounting cycle.

            C. Reconciliations shall be performed monthly for each primary servicer and subservicer remittance. These reconciliations shall:

                  1) Be mathematically accurate.

                  2) Be prepared within thirty (30) calendar days after the
                     cutoff date.

      III.  DISBURSEMENTS

            A. Disbursements to investors shall be made in accordance with the applicable pooling and servicing agreements and/or the prospectus indicating how cash flows are to be allocated.

            B. Amounts remitted to investors per our investor reports shall agree with the custodial bank statements.

            C. Only permitted withdrawals per the applicable pooling and servicing agreements shall be made from the custodial accounts for certificateholders.

            D. Disbursements of investor funds from custodial accounts via wire transfer shall be made only by authorized personnel.

      IV.   INVESTOR ACCOUNTING AND REPORTING

            A. Statements to the certificateholders shall be made with each monthly distribution in accordance with applicable pooling and servicing agreements detailing the applicable distribution activity and effect on the unpaid principal balance of the mortgage loans.

      V.    MORTGAGOR ACCOUNTING

            A. Uniform Single Attestation Program reports from external primary servicers or subservicers will be obtained and reviewed to provide a basis in meeting our minimum servicing standards.

            B. Mortgage loan records shall agree with, or reconcile to, the mortgage loan records maintained by the primary servicers or subservicers with respect to unpaid principal balance on a monthly basis.

                                                                       EXHIBIT 1

      VI.   DELINQUENCIES

            A. Reports from primary servicers and subservicers identifying delinquent loans shall be received and reviewed monthly. Reports shall be made with each distribution to certificateholders as to the number and aggregate principal balances of delinquent mortgage loans, based on the most recent reports furnished by the primary servicers and subservicers.

      VII.  INSURANCE POLICIES

            A. As of and for this same period, the Company had in effect a fidelity bond in the amount of $300,000,000 and a mortgage impairment/mortgages errors and omissions and professional liability insurance policy in the amount of $100,000,000.

      /s/ Bruce Paradis
      -----------------------------
      Bruce Paradis
      Residential Funding Corporation
      President & Managing Director

      /s/ Davee Olson
      ---------------------------
      Davee Olson
      Residential Funding Corporation
      Chief Financial Officer & Managing Director
      (through January 6, 2005)

      /s/ Ken Duncan
      --------------------------------
      Ken Duncan
      Residential Funding Corporation
      Acting Chief Financial Officer & Managing Director
      (from January 7, 2005)

      /s/ Eric Scholtz
      -------------------------
      Eric Scholtz
      Residential Funding Corporation
      Managing Director

RESIDENTIAL FUNDING CORPORATION
DECEMBER 31, 2004                                                  EXHIBIT 2

1985 SERIES                 1996 SERIES          1998 SERIES(CONT.)
-----------                 -----------          ------------------
1985 MS-ASL (1014)           1996-QS3                   1998-HWH3
1985 MS-ASL (1038)           1996-QS4                   1998-HWH4
1985 MS-ASL (1052)           199S-QS5                   1998-HWH5
1985 MS-ASL (1059)           1996-QS7                   1998-HWH6
                             1996-QS8                   1998-HWH7
1986 SERIES                  1996-SW1A                  1998-KS1
                             1996-SW1B                  1998-KS2
NYCF 1986-A                  1996-SW1C                  1998-KS3
                             1996-SW1D                  1998-KS4
1987 SERIES                  1996-WH10                  1998-NWH2
                             1996-WH11                  1998-NWH4
1987-WH2                     1996-WH18                  1998-NWH8
NYCF 1987-A                  1996-WH19                  1998-QS1
                             1996-WH4D                  1998-QS13
1988 SERIES                  1996-WH5                   1998-QS16
                             1996-WH7                   1998-QS2
1988-SBRC WH1                                           1998-QS3
NYCF 1988-A                  1997 SERIES                1998-QS4
                                                        1998-QS5
1989 SERIES                  1997-2                     1998-QS6
                             1997-GMACM4                1998-QS8
1989-SW1                     1997-KS2                   1998-QWH1
                             1997-NPC1                  1998-QWH2
1990 SERIES                  1997-NWH1                  1998-QWH2
                             1997-NWH3                  1998-RS1
NYCF 1990-A                  1997-NWH4                  1998-WH10
                             1997-NWH6                  1998-WH13
1993 SERIES                  1997-NWH9                  1998-WH14
                             1997-QS1                   1998-WH1E
1993-WH15B                   1997-QS10                  1998-WH4
1993-WH15C                   1997-QS12                  1998-WH6
1993-WH2                     1997-QS13                  1998-WH8
                             1997-QS2                   1998-WH9 I
1994 SERIES                  1997-QS3                   1998-WH9 II
                             1997-QS4                   SANTA 1998-A
1994-WH1                     1S97-QS5
1994-WH14                    1997-QS6                   1999 SERIES
1994-WH16D                   1997-QS7
1994-WH21                    1997-QS8                   1999-HI1
1994-WH4B                    1997-QS9                   1999-HI4
                             1997-WH10                  1999-HI6
1995 SERIES                  1997-WH11                  1999-HI8
                             1997-WH14                  1999-HWH1
1995-HWH1                    1997-WH15                  1999-HWH2
1995-HWH2                    1997-WH5                   1999-HWH3
1995-HWH3                    1997-WH9                   1999-HWH4
1995-HWH4                                               1999-HWH5
1995-HWH5                    1998 SERIES                1999-HWH6
1995-WH12                                               1999-KS1
19S5-WH13                    1998-B(1999-A)             1999-KS2
1995-WH14                    1998-HI2                   1999-KS3
1995-WH15                    1998-HI4                   1999-KS4
1995-WH18                    1998-HWH1                  1999-NWH1
1995-WH5                     1998-HWH2                  1999-NWH2

RESIDENTIAL FUNDING CORPORATION
DECEMBER 31. 2004                                                      EXHIBIT 2

1999 SERIES (CONT.)       2000 SERIES (CONT.)        2001 SERIES (CONT.)
-------------------       -------------------        -------------------
1999-NWH3                    2000-NWH5                  2001-PTWH19
1999-NWH4                    2000-NWH6                  2001-PTWH4
1999-NWH5                    2000-NWH7                  2001-PTWH6
1999-QS10                    2000-PTWH2                 2001-PTWH7
1999-QS12                    2000-PTWH3                 2001-PTWH8
1999-QS2                     2000-QS1                   2001-QS10
1999-QS3                     2000-QS4                   2001-QS11
1999-QS4                     2000-QWH1                  2001-QS12
1999-QS8                     2000-QWH2                  2001-QS13
1999-QWH1                    2000-RS1                   2001-QS14
1999-QWH2                    2000-RS2                   2001-QS15
1999-QWH3                    2000-RS3                   2001-QS16
1999-RS1                     2000-RS4                   2001-QS17
1999-RS2                     2000-RZ1                   2001-QS18
1999-RS4                     2000-WH1                   2001-QS19
1999-RS5                     2000-WH10                  2001-QS4
1999-WH10                    2000-WH11                  2001-QS5
1999-WH11                    2000-WH2                   2001-QS6
1999-WH12                    2000-WH4                   2001-QS7
1999-WH14                    2000-WH5                   2001-QS8
1999-WH18                    2000-WH9                   2001-QS9
1999-WH2                     2001-CWH1                  2001-RM1
1999-WH4                                                2001-RM2
1999-WH5                     2001 SERIES                2001-RS1
1999-WH7                                                2001-RS2
1999-WH8                     2001-HI1                   2001-RS3
                             2001-HI2                   2001-RZ1
2000 SERIES                  2001-HI3                   2001-RZ2
                             2001-HI4                   2001-RZ3
2000-HI1                     2001-HS2                   2001-RZ4
2000-HI2                     2001-HS3                   2001-WH1
2000-HI3                     2001-HWH1                  2001-WH10
2000-HI4                     2001-HWH2                  2001-WH12
2000-HI5                     2001-KS1                   2001-WH13
2000-HL1                     2001-KS2                   2001-WH14
2000-HWH1                    2001-KS3                   2001-WH2
2000-HWH10                   2001-KS4                   2001-WH3
2000-HWH11                   2001-MWH1                  2001-WH4
2000-HWH2                    2001-NWH1                  2001-WH7
20OO-HWH3                    2001-NWH10                 2001-WH9
2000-HWH4                    2001-NWH11
2000-HWH5                    2001-NWH12                 2002 SERIES
2000-HWH6                    2001-NWH2
2000-HWH7                    2001-NWH3                  2002-HI1
2000-HWH8                    2001-NWH4                  2002-HI2
2000-HWH9                    2001-NWH5                  2002-HI3
2000-KS1                     2001-NWH9                  2002-HI4
2000-KS2                     2001-PTWH10                2002-HI5
2000-KS3                     2001-PTWH11                2002-HS1
2000-KS4                     2001-PTWH12                2002-HS2
2000-KS5                     2001-PTWH14                2002-HS3
2000-NWH1                    2001-PTWH16                2002-HWH1
2000-NWH2                    2001-PTWH17                2002-HWH2
2000-NWH3                    2001-PTWH18                2002-HWH3

RESIDENTIAL FUNDING CORPORATION
DECEMBER 31, 2004                                                   EXHIBIT 2

2002 SERIES (CONT.)     2002 SERIES (CONT.)        2002 SERIES (CONT.)
-------------------     -------------------        -------------------
2002- HWH4                   2002-QS6                   2002-WH25
2002-KS1                     2002-QS7                   2002-WH26
2002-KS2                     2002-QS8                   2002-WH27
2002-KS3                     2002-QS9                   2002-WH28
2002-KS4                     2002-RM1                   2002-WH29
2002-KS5                     2002-RP1                   2002-WH3
2002-KS6                     2002-RP2                   2002-WH30
2002-KS7                     2002-RS1                   2002-WH31
2002-KS8                     2002-RS2                   2002-WH32
2002-NWH1                    2002-RS3                   2002-WH33
2002-NWH2                    2002-RS4                   2002-WH34
2002-NWH3                    2002-RS5                   2002-WH4
2002-NWH4                    2002-RS6                   2002-WH5
2002-PTWH1                   2002-RS7                   2002-WH6
2002-PTWH10                  2002-RZ1                   2002-WH9
2002-PTWH13                  2002-RZ2
2002-PTWH15                  2002-RZ3                   2003 SERIES
2002-PTWH16                  2002-RZ4
2002-PTWH19                  2002-S1                    2003-HI1
2002-PTWH20                  2002-S11                   2003-HI2
2002-PTWH21                  2002-S12                   2003-HI3
2002-PTWH24                  2002-S13                   2003-HI4
2002-PTWH25                  2002-S14                   2003-HS1
2002-PTWH28                  2002-S15                   2003-HS2
2002-PTWH31                  2002-S16                   2003-HS3
2002-PTWH33                  2002-S17                   2003-HS4
2002-PTWH35                  2002-S18                   2003-HWH1
2002-PTWH36                  2002-S19                   2003-KS1
2002-PTWH4                   2002-S2                    2003-KS10
2002-PTWH40                  2002-S20                   2003-KS11
2002-PTWH41                  2002-S3                    2003-KS2
2002-PTWH42                  2002-S4                    2003-KS3
2002-PTWH44                  2002-S5                    2003-KS4
2002-PTWH45                  2002-S6                    2003-KS5
2002-PTWH46                  2002-S8                    2003-KS6
2002-PTWH47                  2002-S9                    2003-KS7
2002-PTWH5                   2002-SA2                   2003-KS8
2002-PTWH7                   2002-SL1                   2003-KS9
2002-PTWH9                   2002-WH1                   2003-NWH1
2002-QS1                     2002-WH10                  2003-NWH2
2002-QS10                    2002-WH11                  2003-PTWH1
2002-QS11                    2002-WH12                  2003-PTWH11
2002-QS12                    2002-WH13                  2003-PTWH12
2002-QS13                    2002-WH14                  2003-PTWH13
2002-QS14                    2002-WH15                  2003-PTWH14
2002-QS15                    2002-WH16                  2003-PTWH15
2002-QS16                    2002-WH17                  2003-PTWH17
2002-QS17                    2002-WH18                  2003-PTWH18
2002-QS18                    2002-WH19                  2003-PTWH19
2002-QS19                    2002-WH2                   2003-PTWH20
2002-QS2                     2002-WH20                  2003-PTWH21
2002-QS3                     2002-WH21                  2003-PTWH24
2002-QS4                     2002-WH22                  2003-PTWH25
2002-QS5                     2002-WH24                  2003-PTWH26

RESIDENTIAL FUNDING CORPORATION
DECEMBER 31, 2004                                               EXHIBIT 2

2003 SERIES (CONT.)      2003 SERIES (CONT.)        2003 SERIES (CONT.)
-------------------      -------------------        -------------------
2003-PTWH27                  2003-S10                   2003-WH5
2003-PTWH28                  2003-S11                   2003-WH6
2003-PTWH29                  2003-S12                   2003-WH7
2003-PTWH4                   2003-S13                   2003-WH8
2003-PTWH8                   2003-S14                   2003-WH9
2003-PTWH9                   2003-S15                   NIM 2003-NT1
2003-QA1                     2003-S16                   NIM 2003-NT3
2003-QR13                    2003-S17                   NIM 2003-NT5
2003-QR19                    2003-S18                   NIM 2003-NT6
2003-QR24                    2003-S19                   NIM 2003-NT7
2003-QS1                     2003-S2                    NIM 2003-NT8
2003-QS10                    2003-S20
2003-QS11                    2003-S3                    2004 SERIES
2003-QS12                    2003-S4
2003-QS13                    2003-S5                    2004-C1
2003-QS14                    2003-S6                    2004-C2
2003-QS15                    2003-S7                    2004-HI1
2003-QS16                    2003-S8                    2004-H12
2003-QS17                    2003-S9                    2004-HI3
2003-QS18                    2003-SL1                   2004-HS1
2003-QS19                    2003-WH1                   2004-HS2
2003-QS2                     2003-WH10                  2004-HS3
2003-QS20                    2003-WH11                  2004-HWH10
2003-QS21                    2003-WH12                  2004-HWH11
2003-QS22                    2003-WH13                  2004-HWH3
2003-QS23                    2003-WH14                  2004-HWH4
2003-QS3                     2003-WH15                  2004-HWH5
2003-QS4                     2003-WH16                  2004-KR1
2003-QS5                     2003-WH17                  2004-KR2
2003-QS6                     2003-WH18                  2004-KS1
2003-QS7                     2003-WH19                  2004-KS10
2003-QS8                     2003-WH2                   2004-KS11
2003-QS9                     2003-WH20                  2004-KS12
2003-RM1                     2003-WH21                  2004-KS2
2003-RM2                     2003-WH22                  2004-KS3
2003-RP1                     2003-WH23                  2004-KS4
2003-RP2                     2003-WH24                  2004-KS5
2003-RS1                     2003-WH25                  2004-KS6
2003-RS10                    2003-WH26                  2004-KS7
2003-RS11                    2003-WH27                  2004-KS8
2003-RS2                     2003-WH28                  2004-KS9
2003-RS3                     2003-WH29                  2004-NWH1
2003-RS4                     2003-WH3                   2004-NWH2
2003-RS5                     2003-WH30                  2004-NWH7
2003-RS6                     2003-WH31                  2004-PS1
2003-RS7                     2003-WH32                  2004-PTWH10
2003-RS8                     2003-WH33                  2004-PTWH12
2003-RS9                     2003-WH34                  2004-PTWH13
2003-RZ1                     2003-WH35                  2004-PTWH2
2003-RZ2                     2003-WH36                  2004-PTWH3
2003-RZ3                     2003-WH37                  2004-PTWH5
2003-RZ4                     2003-WH38                  2004-PTWH6
2003-RZ5                     2003-WH39                  2004-PTWH7
2003-S1                      2003-WH4                   2004-PTWH8

RESIDENTIAL FUNDING CORPORATION
DECEMBER 31, 2004                                                  EXHIBIT 2

2004 SERIES (CONT.)      2004 SERIES (CONT.)
-------------------      -------------------
2004-PTWH9                   2004-S8
2004-QA1                     2004-S9
2004-QA2                     2004-SA1
2004-QA3                     2004-SL1
2004-QA4                     2004-SL2
2004-QA5                     2004-SL3
2004-QA6                     2004-SL4
2004-QR1                     2004-SP1
2004-QS1                     2004-SP2
2004-QS10                    2004-SP3
2004-QS11                    2004-SR1
2004-QS12                    2004-WH1
2004-QS13                    2004-WH10
2004-QS14                    2004-WH11
2004-QS15                    2004-WH12
2004-QS16                    2004-WH13
2004-QS2                     2004-WH14
2004-QS3                     2004-WH16
2004-QS4                     2004-WH17
2004-QS5                     2004-WH18
2004-QS6                     2004-WH19
2004-QS7                     2004-WH2
2004-QS8                     2004-WH20
2004-QS9                     2004-WH21
2004-QWH1                    2004-WH22
2004-QWH2                    2004-WH24
2004-QWH3                    2004-WH4
2004-QWH4                    2004-WH4
2004-QWH5                    2004-WH5
2004-QWH6                    2004-WH6
2004-RP1                     2004-WH7
2004-RS1                     2004-WH8
2004-RS10                    2004-WH9
2004-RS11                    BSSP 2004-KS10A
2004-RS12                    BSSP 2004-KS10B
2004-RS2                     NIM 2004-NT1
2004-RS3                     NIM 2004-NT11
2004-RS4                     NIM 2004-NT12
2004-RS5                     NIM 2004-NT2
2004-RS6                     NIM 2004-NT3
2004-RS7                     NIM 2004-NT4
2004-RS8                     NIM 2004-NT5
2004-RS9                     NIM 2004-NT6
2004-RZ1                     NIM 2004-NT7
2004-RZ2                     NIM 2004-NT8
2004-RZ3
2004-RZ4
2004-S1
2004-S2
20D4-S3
2004-S4
2004-S5
2004-S6
2004-S7